UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

Dividend Declarations

On December 19, 2023, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) has authorized and the Company has declared a one-time, special cash dividend of $1.00 per share of the Company's Class A Common Stock (the “Class A Common Stock”) and Class C Common Stock (the “Class C Common Stock”) to satisfy the Company’s distribution requirements as a REIT for fiscal year 2023 (the “Common Stock Dividend”). The Common Stock Dividend is payable on Friday, January 5, 2024 to holders of Class A Common Stock and Class C Common Stock of record as of Friday, December 29, 2023. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which press release is furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The Common Stock Dividend follows the Company’s issuance of a press release on November 14, 2023 announcing its Board’s authorization and the Company’s declaration of special dividends (the “Series A Preferred Special Dividends”) with respect to the Company’s Series A Redeemable Preferred Stock (the “Series A Preferred Stock”). The Series A Preferred Special Dividends shall be declared for each month for which the Board declares the regular monthly dividend of $0.125 per outstanding share of Series A Preferred Stock, commencing in November 2023, and shall be payable to the extent the average 10-Year Daily Treasury Par Yield Curve Rate (the “10-Year Treasury Rate”) exceeds 4.0%. The Series A Preferred Special Dividends (when applicable) will be aggregated with the regular monthly dividend on the Series A Preferred Stock and payable in cash on the 5th day of the following month, so as to effect a dividend rate of 2.0% over the 10-Year Treasury Rate with a floor of 6.0% annually, calculated and paid monthly. The average 10-Year Treasury Rate will be calculated based on the 10-Year Treasury Rate for each day commencing on the 26th day of the prior month and ending on the 25th day of the applicable month. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K, which press release is furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Bluerock Homes Trust, Inc., dated December 19, 2023

99.2	Press release of Bluerock Homes Trust, Inc., dated November 14, 2023

104	The cover page from this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: December 27, 2023	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer